                                                                    EXHIBIT 99.5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                 $ 3,295,105.70

RECEIPTS:
   1. Receipts from Operations                                    $            -
   2. Other Receipts                                              $        68.00
                                                                  --------------

TOTAL RECEIPTS                                                    $        68.00

DISBURSEMENTS
   3. Net Payroll
      a. Officers                                                 $            -
      b. Others                                                   $            -
   4. Taxes
      a. Federal Income Taxes                                     $            -
      b. FICA Withholdings                                        $            -
      c. Employee's withholdings                                  $            -
      d. Employer's FICA                                          $            -
      e. Federal Unemployment Taxes                               $            -
      f. State Income Tax                                         $            -
      g. State Employee withholdings                              $            -
      h. All other state taxes                                    $            -

   5. Necessary Expenses (Paid by Parent or Affiliate)
      a. Rent or mortgage payment(s)                              $            -
      b. Utilities                                                $            -
      c. Insurance                                                $            -
      d. Merchandise bought for manufacture or sell               $            -
      e. Other necessary expenses
         Clearing of previously voided checks                     $            -
         U.S. Trustee Fees                                        $       250.00
         Computer Access/Hosting Services                         $            -
                                                                  --------------

TOTAL DISBURSEMENTS                                               $       250.00
Less:  Disbursements by Parent or Affiliate                       $      (250.00)
                                                                  --------------
ADJUSTED TOTAL DISBURSEMENTS                                      $            -
                                                                  --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD               $        68.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                           $            -
                                                                  --------------

ENDING BALANCE IN WxC/WAXS                                        $   110,913.25
ENDING BALANCE IN B of A Checking                                 $ 3,184,260.45
                                                                  --------------

                                         ENDING BALANCE           $ 3,295,173.70
                                                                  ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2004

Bank:           Bank of America
Location:       Atlanta, GA
Account Name:   WAXS - WorldXChange
Account Number: 3299991275

     DATE RECEIVED       DESCRIPTION          AMOUNT
     -------------       -----------          ------
Other Receipts:

       5/25/2004         Vertecall                68.00

                                                -------
                                        Total   $ 68.00
                                                =======

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: May 31, 2004

STATEMENT OF INVENTORY
----------------------
 Beginning Inventory            $    -
 Add: purchases                 $    -
 Less: goods sold               $    -
                                ------
 Ending inventory               $    -
                                ======

PAYROLL INFORMATION STATEMENT
-----------------------------
 Gross payroll for this period  $    -
 Payroll taxes due but unpaid   $    -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                         Date regular          Amount of          Number of            Amount of
      Name of Creditor/Lessor           payment is due     regular payment    Payments Delinquent  Payments Delinquent
Imperial Premium Finance                   Monthly            8,798.52                     -                  -
Storage West Self Storage                  Monthly              209.00            See Note 1              27.87
Storage West Self Storage                  Monthly               99.00            See Note 1              13.20
Associated Storage                         Monthly            2,149.98            See Note 1             286.66
Bay 602 Corporation                        Monthly            9,817.39            See Note 1           1,308.99
Reynolds Family Properties                 Monthly            4,448.00            See Note 1             593.07
Reynolds Family Properties                 Monthly           23,792.49            See Note 1           3,172.33
Doral Plaza Associates                     Monthly            9,660.00            See Note 1           1,288.00
Colonial Parking                           Monthly              378.00            See Note 1              50.40
23223 Bryan St. Limited Partnership        Monthly           16,941.16            See Note 1           2,258.82
Central Parking Systems                    Monthly              700.00            See Note 1              93.33
Currie Samuelson                           Monthly            1,200.00            See Note 1             160.00
Currie Samuelson                           Monthly           34,516.00            See Note 1           4,602.13
Downtown Properties                        Monthly           10,850.00            See Note 1           1,446.67
Hudson Telegraph                           Monthly           12,206.25            See Note 1           1,627.50
Okada International                        Monthly            2,601.03            See Note 1             346.80
One Wilshire Arcade Imp.                   Monthly            6,147.03            See Note 1             819.60
Rockrose Development                       Monthly            2,848.25            See Note 1             379.77
Scripps Ranch Landscape                    Monthly            1,000.00            See Note 1             133.33
Pacific Guardian Center                    Monthly            4,707.32            See Note 1             627.64
Wells Fargo Financial Leasing Co.          Monthly              279.88                     -                  -
Newcourt Leasing                           Monthly            1,871.90                     -                  -
Greater San Diego Air                      Monthly            2,246.00            See Note 1             299.47
Finova Loan Admin. Inc                     Monthly           11,825.07            See Note 1           1,576.68
CIT Group                                  Monthly            8,117.96                     -                  -
Dana Commercial Credit                     Monthly           14,734.93            See Note 1           1,964.66
Danka Financial Services                   Monthly           16,705.50                     -                  -
Danka Financial Services                   Monthly              378.16            See Note 2             428.58
Data Sales Co., Inc                        Monthly           58,663.13            See Note 1           7,821.75
IBM Corporation                            Monthly           56,452.32                     -                  -
Advanta Leasing Services                   Monthly            1,374.62                     -                  -
Premier Computer Sales                     Monthly            7,151.17            See Note 1             953.49
Siemens Credit LTD                         Monthly           45,360.11            See Note 2          51,408.12
Telogy, Inc.                               Monthly            6,482.29            See Note 1             864.31
Telecommunications Finance Group           Monthly        1,013,115.84            See Note 2       1,148,197.95
Union Bank of CA., N.A.                    Monthly           61,133.27            See Note 1           8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                         For the Month Ending: May 31, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                     3RD PARTY           INTERCOMPANY              TOTAL
                                                        ---------           ------------              -----
Beginning of month balance                          $              -       $ 2,402,758.04       $     2,402,758.04
Add: Receipts by parent/affiliates                  $              -       $            -       $                -
Add: customer credits                               $              -       $            -       $                -
Add: intercompany activity                          $              -       $            -       $                -
Less: collections                                   $              -       $            -       $                -
Less: offsets                                       $              -       $            -       $                -
Less: application of customer deposits              $              -       $            -       $                -
Less: sale of receivables to I-Link                 $              -       $            -       $                -
                                                    ----------------       --------------       ------------------
End of month balance                                $              -       $ 2,402,758.04       $     2,402,758.04
                                                    ================       ==============       ==================

  0-30 Days                  31-60 Days                        61-90 Days             Over 90 Days        End of Month Total
  ---------                  ----------                        ----------             ------------        ------------------
$         -               $           -                       $         -             $          -        $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                        3RD PARTY           INTERCOMPANY              TOTAL
                                                        ---------           ------------              -----
Beginning of month balance                          $   8,701,417.24       $ 6,267,168.73       $    14,968,585.97
Add: sales on account**                             $         250.00       $            -       $           250.00
Add: collections on behalf of I-Link                $              -       $            -       $                -
Add: intercompany activity
 Expenses paid directly by Parent or Affiliate      $        (250.00)      $       250.00       $                -
 Net cash advanced by Parent                        $              -       $            -       $                -
 Credit extended by Parent or Affiliate             $              -       $            -       $                -
 Amounts collected by Parent                        $              -       $            -       $                -
Less: Invoicing to I-Link                           $              -       $            -       $                -
Less: remittances to I-Link                         $              -       $            -       $                -
Less: payments                                      $              -       $            -       $                -

                                                    ----------------       --------------       ------------------
End of month balance                                $   8,701,417.24       $ 6,267,418.73       $    14,968,835.97
                                                    ================       ==============       ==================

   0-30 Days                          31-60 Days                       61-90 Days            Over 90 Days         End of Month Total
   ---------                          ----------                       ----------            ------------         ------------------
$          -                          $        -                     $          -           $ 8,701,417.24       $     8,701,417.24

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: May 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.  Federal income taxes           Yes (X)              No ( )

2.  FICA withholdings              Yes (X)              No ( )

3.  Employee's withholdings        Yes (X)              No ( )

4.  Employer's FICA                Yes (X)              No ( )

5.  Federal unemployment taxes     Yes (X)              No ( )

6.  State income tax               Yes (X)              No ( )

7.  State employee withholdings    Yes (X)              No ( )

8.  All other state taxes               See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Michael F. Mies, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                              ----------------------------------
                                              For the Debtor In Possession

                                              Michael F. Mies
                                              Designated Officer

                             OPERATING REPORT Page 6